U.S. SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT : March 27, 2008

COMMISSION FILE NUMBER: 000-21268

MineCore International, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

84-1023321
(I.R.S.EMPLOYER IDENTIFICATION NUMBER)

520 SE 5th Avenue, Suite 1508
Fort Lauderdale, Florida, 33301
TELEPHONE: 954-463-1417
FAX 954-728-8896
(ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 27, 2008, the Company appointed two new members to the Board of Directors, Richard L. Boehner and Breene Kerr.  There are no arrangements or understanding between the new directors and the Company.  Neither of the new Directors has yet been appointed to any committees of the Board.  There are no transactions between the Company and the Directors which would be required to be reported hereunder.  There are no agreements or arrangements between the Directors and the Company.  Following is biographical information pertaining to each new Director.

Breene Kerr:

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President and Founder, Mavric Media ( 2007-present),  ASP (Application Service Provider) providing web hosted applications for Digital Content Creators: www.mavricmedia.com .

•

Served as co-founder of two successful digital media start-ups, Lightspeed Interactive, an interactive multi-media production company (CFO) and Asset Factory (CEO).  Asset Factory provided innovative media asset management and online digital media service bureau services for 3D content producers. Duties at Asset Factory included management of operations, venture capitol fundraising, legal and accounting, investor relations, and eventual negotiation of merger agreement (2000-1) with NewTek Inc. (a leading 3D software company)

•

Managing Director, Breene Kerr Productions (1989-present): 20 years experience in the professional digital media industry - Producer/Director for hundreds of marketing videos, television commercials, documentaries, training programs and interactive media for clients such as: Google, Yahoo, SunPower, California State Board of Education, CalPERS, Intel, HP:  www.bkp.com

Engineering/Educational Background: Prior to founding BKP and other related businesses, Mr. Kerr held technical engineering positions at Ampex Corp., broadcast video division, consultant to Matsushita, Honeywell and others.

BSME (Mechanical Engineering) 1976, Oklahoma State University

PE (Mechanical, State of California), 1979

Richard L. Boehner

Richard “Dick” Boehner is President Research Services at Symyx Technologies in Santa Clara, California.  In this position he is responsible for directing the efforts of the chemical and pharmaceutical services business, as well as incubating spinout venture groups.  Mr. Boehner received a Bachelor of Science degree in business in 1969 and earned an M.S. degree in 1971 from the College of Business at Colorado State University.  Mr. Boehner has had a long and distinguished career in the pharmaceutical, chemical, and electronic industries. His accomplishments include helping plan and implement over 20 acquisitions and divestitures with a total value in the billions of dollars for a varied group of companies including Rhone-Poulenc, Allied-Signal, and Great Lakes Chemical. In addition, Mr. Boehner has been an executive managing director in the software, silicones, and polyester films industries.  Mr. Boehner’s background is international in scope including several acquisitions and licensing arrangements in Europe and Asia.

Item 9.01 Exhibits

Number	Description
99.1	Press Release, dated March 28, 2008, entitled “MineCore Appoints Two New Board Members.”

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED: March 28, 2008

MINECORE INTERNATIONAL, INC. BY: /S/ Jerry G. Mikolajczyk —————————————— Jerry G. Mikolajczyk Chief Operating Officer